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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                        event reported): January 21, 1998
                                         ----------------


                               HARRIS CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                                1-3863                             34-0276860
----------------------------------       ------------------------------       ------------------------------
 (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
         incorporation)                                                            Identification No.)


      1025 West NASA Blvd., Melbourne, FL                        32919
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   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Items 1-4.        Not Applicable.


Item 5.           Other Events.
                  -------------

                  On January 21, 1998, the Registrant issued a press release announcing its financial results for the second quarter ended January 2, 1998. The Registrant reported net income of $52.7 million for the second quarter ended January 2, 1998, an increase of 16 percent over net income reported for the year earlier quarter. The Registrant reported sales of $970 million and reported earnings per share for the quarter were up 14 percent to $.67 versus $.59, adjusted for the company's two-for-one stock split in September, 1997. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

                  On May 15, 1996, the Registrant's Registration Statement on Form S-3 (Commission File No. 333-3111) was declared effective by the Commission. This Current Report on Form 8-K also is being filed for the purpose of amending the Registration Statement to include the exhibits set forth below as Exhibits 4 and 12 in connection with the potential sale of $150,000,000 [___%] Debentures due February 1, 2028.


Item 6.           Not Applicable.


Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

(c)               Exhibits.

                  4.       Form of [____%] Debenture due February 1, 2008.

                  12. Statement re computation of ratios of earnings to fixed charges.

                  99.      Press Release, dated January 21, 1998.


Items 8-9.        Not Applicable.


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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARRIS CORPORATION


                                       By: /s/ David S. Wasserman
                                          --------------------------------------
                                          Name:       David S. Wasserman
                                          Title:      Vice President - Treasurer



Date:      February 3, 1998


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                                  EXHIBIT INDEX



   Exhibit No.
   Under Reg.              Form 8-K
  S-K, Item 601          Exhibit No.                              Description
-----------------     -------------------       -------------------------------------------------

        4                     1                 Form of [_____%] Debenture due February 1, 2028.

       12                     2                 Statement re computation of earnings to fixed charges.

       99                     3                 Press Release, dated January 21, 1998.
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